Agenus R&D Day November 19, 2015 New York, NY Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements, including statements regarding the Company’s pending acquisition of XOMA Corporation’s antibody pilot plant manufacturing facility and capabilities. These forward-looking statements are subject to risks and uncertainties, including the factors described under the Risk Factors section of our Quarterly Report on form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2015 and made available on our website at www.agenusbio.com. When evaluating Agenus’ business and prospects, careful consideration should be given to these risks and uncertainties. These statements speak only as of the date of this presentation, and Agenus undertakes no obligation to update or revise these statements. This presentation and the information contained herein do not constitute an offer or solicitation of an offer for sale of any securities. Agenus R&D Day | Nov 19, 2015

Agenda Agenus R&D Day | Nov 19, 2015 Registration Agenus Strategy – Armen R&D Overview – Stein Immunomodulatory antibodies at Agenus – Wilson Next generation mAb discovery incorporating structure-based design – van Dijk, Underwood, Duncan Next Steps with Prophage™ in ndGBM – Goldberg AutoSynVax™: Next Generation Vaccines – Castle Wrap-up – Stein Q&A Reception

Agenus Strategy Garo Armen, PhD Chairman and CEO

Garo H. Armen, PhD Dr. Garo H. Armen serves as Chairman and Chief Executive Officer of Agenus Inc., which he co-founded in 1994. From mid-2002 through 2004, Garo, in addition to his responsibilities at Agenus, served as Chairman of the Board of Directors for the biopharmaceutical company Elan Corporation, which he successfully restructured. Garo serves as non-executive Chairman of the Board of Protagenic Therapeutics, a biotechnology company focusing on human brain hormones for the treatment of neurological and metabolic disorders. Dr. Armen received his PhD in Physical Chemistry from the City University of New York in 1979, and served as a science fellow at the Brookhaven National Laboratory. He transitioned to Wall Street and became a specialist in biotechnology investing. Dr. Armen has authored a number of novel partnerships, including one between American Cyanamid with Immunex Corporation. He is also founder and Chairman of the Children of Armenia Fund (COAF), a philanthropic organization he founded in 2000. COAF implements programs to improve and advance all aspects of life for children living in rural villages of Armenia. Agenus R&D Day | Nov 19, 2015

The Beginning of

Agenus: 6 months of progress May 14th November 19th # of Partnered Programs 4 with Incyte 2 with Merck 7 with Incyte 2 with Merck* Capabilities 2 antibody platforms 4 antibody platforms Cell-line development Antibody manufacturing** Lead Programs Prophage™ 6 CPM programs Prophage™ AutoSynVax™ 15 CPM Programs IND Filings None 2 within 30 days Cash*** $79m (March 31) $199m (September 30) * Extended collaboration term ** Subject to Xoma closing; expected December 2015 *** Includes cash, cash equivalents and short term investments Agenus R&D Day | Nov 19, 2015

Positioned to create value for patients and investors Autologous Vaccines Strong Financial Position CPM Assets to Enter Clinic Marquee Partnerships Broad & Integrated Capabilities Next Generation Programs Expanded Pipeline Planning Randomized Prophage™ Trials Core Foundation in Immuno-Oncology Agenus R&D Day | Nov 19, 2015

ii. R&D Overview Agenus & Immuno-Oncology: Enlisting the Immune System in the Battle against Cancer Robert B. Stein, MD, PhD CSO & Head of R&D

Robert B. Stein, MD, PhD As Chief Scientific Officer and Head of R&D at Agenus Inc., Dr. Robert Stein is responsible for all aspects of R&D, including the antibody platforms. He joined Agenus in January 2014. Over his 35 years of experience in the biopharmaceutical industry he played a pivotal role in bringing to the market Sustiva®, Fablyn®, Viviant®, PanRetin®, TargRetin®, Promacta®and Eliquis®. Prior to joining Agenus he held a number of progressively responsible senior management positions including CSO & SVP of Research for Ligand Pharmaceuticals, EVP of Research & Preclinical Development for Dupont Merck, President and CSO for Incyte Pharmaceuticals, President of Roche Palo Alto and CEO of KineMed. From 1981 to 1990, Dr. Stein began his career at Merck, Sharp and Dohme. He holds an MD and a PhD in Physiology & Pharmacology from Duke University. Agenus R&D Day | Nov 19, 2015

Advanced cancers are becoming vulnerable to immune therapies! Agenus R&D Day | Nov 19, 2015 Control Standard or other therapy Checkpoint blockade Combination % Survival Time

Early recognition of role of immune system in cancer control… “It is by no means inconceivable that small accumulations of tumour cells may develop and because of their possession of new antigenic potentialities provide an effective immunological reaction with regression of this tumor and no clinical hint of its existence.” Sir F. Macfarland Burnet (1957) Why doesn’t immuno-surveillance always protect us from cancer? How can we learn from nature & use immune mechanisms to treat cancers? Agenus R&D Day | Nov 19, 2015

Mutations drive malignant transformation – becoming cancerous Mutations Agenus R&D Day | Nov 19, 2015

Small fraction of mutations immunologically detectable Various carcinogens (sun, smoke, gamma rays, etc.) produce stochastic mutations (<0.03% of genome) A fraction of these produce potential T-cell neo-epitopes – potential basis for immune rejection (1-20+) A handful hit growth-related genes, driving malignancy (5-10) Approximately 1% of mutations produce mutant proteins Focus of targeted ChemoRx Basis for Immuno-therapy Agenus R&D Day | Nov 19, 2015

Lawrence MS et al. Nature 2013; 499: 214-18 Cancers are much more “self” than “non-self” In “highly mutant” tumors, <0.01% of the genome is mutant!! Agenus R&D Day | Nov 19, 2015

Median per tumor DNA Mutations can produce “muteins” which can be neo-epitopes Agenus R&D Day | Nov 19, 2015 John Castle, Agenus unpublished data About 1% of point mutations encode mutant proteins About 5-10% of these are potential T-cell neo-epitopes These neo-epitopes have the potential to trigger tumor rejection “Muteins”

The Problem – metaphorically speaking…… - Aleksandr Solzhenitsyn, The Gulag Archipelago 1918-1956 “If only it were all so simple! If only there were evil people somewhere insidiously committing evil deeds, and it were necessary only to separate them from the rest of us and destroy them. But the line dividing good and evil cuts through the heart of every human being. And who is willing to destroy a piece of his own heart?” How can we turn the immune system against cancer….. while sparing normal tissues? Agenus R&D Day | Nov 19, 2015

Normal Transformed The immune system versus cancer Agenus R&D Day | Nov 19, 2015

Normal Transformed The immune system versus cancer X Immune Surveillance ELIMINATION by immune system Agenus R&D Day | Nov 19, 2015

Normal Transformed The immune system versus cancer Select for Immune Resistance X Early Stage EQUILIBRIUM with immune system (dormancy) Immunoediting Agenus R&D Day | Nov 19, 2015

Agenus’ HSP-based vaccines can “wake the slumbering giant” Agenus R&D Day | Nov 19, 2015 Effectively enhancing immunity against tumor-specific neo-epitopes

The immune system & cancer - survival of the stealthiest Strong immune selection exerted on cancer cells Cancers which could be recognized as “non-self” eliminated unless they evade immunity Avoid or blunt immune recognition Block destruction by immune mechanisms Advanced cancers have defeated natural immunity Agenus R&D Day | Nov 19, 2015

Normal Transformed X Early Stage Late Stage EQUILIBRIUM with immune system (dormancy) ESCAPE from immune system (progression) The immune system versus cancer Immuno-evasive adaptations Immunoediting Select for Immune Resistance

Immune response Immune regulation through checkpoints Agenus R&D Day | Nov 19, 2015 T Cells and other Immune cells Inhibitory Receptors Checkpoints involve a range of receptors, usually on T-cells, activated by ligands on APCs or other cell types Checkpoint processes act to tailor immune activity to need Time Resolution Inflammation Recognition Activating Receptors boosting responses initially… …then curbing them to prevent overshoot ceaCAM1

Cancers hijack checkpoint processes to evade immunity Agenus R&D Day | Nov 19, 2015 T Cell Tumeh et al. Nature 515, 568–571 (27 November 2014) Inhibited antitumor immunity

Checkpoint modulating antibodies (CPMs) reset the odds Agenus R&D Day | Nov 19, 2015 Tumeh et al. Nature 515, 568–571 (27 November 2014) Enhanced antitumor immunity

Choosing significant CP & CP-L targets key to I-O success



CTLA-4
CEACAM1
PD-1
OX-40
LAG-3
GITR
TIM-3
B7-1/CD80 SIRPa BAFF/BLyS CD200 CD48/SLAMF2
B7-2/CD86 CD47 BAFF R OX-2R (CD200R) CD58/LFA-3
B7-H1/PD-L1 LAIR-1 (CD305) RELT CD300a/LMIR1 CD84/SLAMF5
B7-H2/B7RP1/ICOS-L BT3.1 TACI CRTAM CD229/SLAMF3
B7-H3 BT3.2 TL1A DAP12 CRACC/SLAMF7
B7-H4 BT3.3 TNRFSF25 Dectin-1/CLEC7A NTB-A/SLAMF6
B7-H5/VISTA 4-1BB/CD137 TIGIT (WUCAM, Vstm3) DPPIV/CD26
SLAM/CD150
CD28 4-1BB Ligand CD155 EphB6 Integrin alpha 4 beta 1
ICOS CD27 HLA-DR Integrin alpha 4 beta 7/LPAM-1
PD-L2/B7-DC CD27 Ligand/CD70 CD33 Ikaros TCL1A
PDCD6 CD30 EP4 (PGE2 receptor) Integrin alpha 4/CD49d TCL1B
B7-H6 CD30 Ligand NKG2D Siglec-5 (CD170) TIM-1/KIM-1/HAVCR
B7-H7 CD40 GAL-9 Siglec-7 (CD328) TIM-4
BTLA (CD272) CD40 Ligand CD2 ILT2 TSLP
KIRs HVEM CD7 ILT4 TSLP R
DNAM-1 (CD226) LIGHT CD53 EP2 (PGE2 receptor) A2AR
VSIG4 DR3 CD82/Kai-1 2B4/CD244/SLAMF4 RNF125/TRAC-1
CD31 (PECAM-1) TNF-alpha CD90/Thy1 BLAME/SLAMF8 CD5
PILR-a (FDF03) TNF-beta CD96 CD2 MAFA
PILR-ß TNF RII CD160 CD2F-10/SLAMF9 NKG2A NKG2B
Over 100 potential checkpoint proteins

- **7 Disclosed CPM programs**
  - **4 partnered with INCY**
  - **3 Agenus retained(*)**
- **8 Undisclosed CPM programs**
  - **2 partnered with MRK**
  - **3 partnered with INCY (**)**
  - **3 Agenus retained**

(*) PD-1 and CTLA-4 are partnered with Recepta for certain South American territories
(**) Recent Incyte alliance expansion

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Tumors differ in the nature and extent of non-self epitopes Immune system-tumor interaction varies between patients Immune system-tumor interactions evolve with time Immuno-editing, Checkpoints, other immuno-evasive or immuno-suppressive strategies A complex, redundant network of processes shape immune system-tumor interactions Patient-specific immuno-monitoring essential Combination therapies – not “one-size-fits-all” – must be chosen to provide optimal patient benefit Agenus is poised to create best-in-class combination therapeutic regimens for patients with cancer Agenus R&D Day | Nov 19, 2015 Combination therapies likely key to success in immuno-oncology

Agenus programs broadly address therapeutic opportunities in I-O Modified Chen et al., 2013 Agenus R&D Day | Nov 19, 2015 Vaccines

Integrated Fast Flexible Scalable Cost-effective Lead Generation Lead Optimization Drug Profiling IND Enabling Early Development Registrational Development Optimizing our monoclonal antibody (mAb) platform Phage Display GMP Production* Cell Line Dev. Retrocyte Display™ Duobody® HT-CHO Structure-Based Optimization Agenus R&D Day | Nov 19, 2015 * Subject to closing; expected December 2015 SECANT® Yeast Display

Organization Heat-Shock-Protein-based Cancer Vaccines QS21 Saponin Adjuvant Platform Monoclonal Antibody Platform & Capabilities Checkpoint Modulators Partnerships Pipeline Financials Prospects: best-in-class combination immuno-therapies Agenus 2.0 – immuno-therapy re-envisioned Agenus R&D Day | Nov 19, 2015

iii. Immunomodulatory antibodies at Agenus Nick Wilson, PhD Senior Director, T cell Biology

Nicholas Wilson, PhD Since August 2014, Nicholas Wilson has served as Agenus Inc.’s Senior Director, T Cell Biology. With over 10 years of industry-related research experience, Nicholas has led multi-functional teams of research and translational scientists focused on drug discovery and development projects (EMD Serono, Novartis). Dr. Wilson has expertise in designing primary immune cell assays for the mechanistic evaluation of immune-based cancer therapies. Dr. Wilson is experienced in developing patient stratification approaches and evaluating predictive pharmacodynamic biomarkers to enable personalized medicine. In addition, he has over 30 publications in high-impact research journals. Nicholas completed his postdoctoral fellowship at Genentech Inc. (San Francisco, CA), and received his PhD in Immunology from the Walter and Eliza Hall Institute in Australia. Agenus R&D Day | Nov 19, 2015

Topics in focus Update on our immuno-modulatory CPM antibody portfolio Combination opportunities with two distinct anti-CTLA-4 antagonist antibodies Next-generation Fc optimized immunomodulatory antibodies with improved function Harnessing our discovery antibody platforms to target pathways involved in inflammation, transplantation and auto-immunity Agenus R&D Day | Nov 19, 2015

Immune & non-immune cells require multiple intervention modes Vaccines LMW QS21 Antibodies Rational combinations: Tumor Agenus R&D Day | Nov 19, 2015 Adapted from: Pattabiraman DR et al., 2014

Development Candidate selection: finding the needle in the haystack



Antibody Discovery Platforms
Many Hits
(100's+)
50+
Development
Candidate(s)

Key Filters:	Examples:
Target binding	Recombinant proteins, cell lines (overexpressing, endogenous)
Species cross-reactivity	Human/NHP/rodent
Target selectivity	Related family members
CDR diversity from panning	Sequencing (NGS)
Blocking/non-blocking	Flow cytometry (cell lines), recombinant proteins (Luminex)
Custom Design - competition/affinity	Reference antibodies (Flow cytometry (EC50), affinity (BLI/SPR))
Functional evaluation	Reporter gene assay(s)
Mechanistic evaluation	Primary human/NHP functional assays
Developability assessment	Tm, pI, yield, aggregation, immunogenicity risk, PTM evaluation/stress test etc…

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Agenus R&D Day | Nov 19, 2015 36

Checkpoints shape anti-cancer immune responses



Anti-TIM-3*
Anti-LAG-3*
Anti-CEACAM1
2 NME^
Anti-OX40*
Anti-GITR*
2 NME
Lymph Node
Blood Vessel
Tumor Cells
T Cell
Cancer Cell
2 NME
T Cell
Cancer Cell
3 NME*
Anti-PD1 **
Anti-CTLA-4**

*Antibodies partnered with Incyte: GITR, OX40 (agonists) TIM3, LAG3 (antagonists) and three undisclosed targets
**Antibodies partnered with Recepta for certain South American territories
^Merck collaboration targets

Adapted from: Chen et al., 2013

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Carcinoembryonic Antigen Cell Adhesion Molecule 1 (CEACAM1)



Antibody 1
Antibody 2

Combines effectively with surrogate antibodies targeting TIM-3 and PD-1

Status: Lead Optimization

- Exclusively licensed from Diatheva
- Expressed by activated T cells, NK cells
- Potent co-inhibitory receptor
- Overexpressed by tumor cells

Expands and complements Agenus' portfolio of checkpoint modulators, creates further opportunities for best-in-class combinations

Adapted from: Freeman G (2008) PNAS



T CELL
Dephosphorylation
Dephosphorylation
P
Proximal signaling kinases
ITSM
P
SHP-2
ITIM
P
ITIM
P
SHP-1
ITIM
P
P
PD-1
CD3
TCR
MHC
CEACAM1
CD8
CEACAM1
PD-1 ligand
TUMOR

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Agenus R&D Day | Nov 19, 2015 38

Anti-CTLA-4 antagonist antibodies and combination opportunities Functional Properties Promote T cell function to weakly immunogenic tumor antigens Cooperate with other checkpoint modulators, targeted therapies and vaccines Lead candidates with intended Fc g receptor functionality (ADCC or ADCP) Translational Objectives Develop an innovative biomarker approach that enables the efficient and innovative clinical deployment of these assets Development Candidates A fully human IgG1 molecule A fully human IgG2 molecule Mechanism of action Agenus R&D Day | Nov 19, 2015 Adapted from: Alegre ML et al., 2001

HSP-based vaccines combine with anti-CTLA-4 antagonist antibodies Murine breast cancer tumor model 87% CR Example: Prophage™ Series Internal data (unpublished) Vaccine Antibody Agenus R&D Day | Nov 19, 2015

Enhanced T cell-dependent vaccine response in primate model Hepatitis B vaccine + anti-CTLA-4 antibody Candidate A (IgG1) Candidate B (IgG2) Agenus R&D Day | Nov 19, 2015 Internal data (unpublished) Vaccine Antibody Candidate A (N=6) Candidate B (N=6) Candidate and HBsAg vaccination

Basic monoclonal antibody (mAb) scaffold Agenus R&D Day | Nov 19, 2015 Heavy Chain (blue) Light Chain (green) Half-life Effector function (ADCC, ADCP, CDC) etc. Disulfide Bonds Fab (fragment, antigen binding) region Fv (fragment variable) region; Affinity, epitope, pH dependent binding etc. Fc (fragment, crystallizable) region

Anti-CTLA-4 antibodies deplete intra-tumoral regulatory T cells

Antibody-Dependent Cellular Cytotoxicity (ADCC) - FcγRIIIA

Antibody-Dependent Cellular Phagocytosis (ADCP) - FcγRIIA


NK CELL
FcRs
CTLA-4 Antibody
TREG
ADCC
TREG
CTLA-4 Antibody
FcRs
MACROPHAGE
ADCP
NK cell
Regulatory T cell
Macrophage
Neutrophil
TUMOR
Regulatory T cell depletion

Adapted from: Smyth MJ et al., 2014

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IgG1 and IgG2 anti-CTLA-4 mAbs engage distinct effector functions FcgRIIIA Signaling FcgRIIA Signaling ADCC ADCP Phagosome Cytotoxic granules Antibody FcүRIIIA FcүRIIA Antibody Agenus R&D Day | Nov 19, 2015 Candidate A Candidate B Candidate A (IgG1) Candidate B (IgG2)

Topics in focus Update on our immuno-modulatory CPM antibody portfolio Combination opportunities with two distinct anti-CTLA-4 antagonist antibodies Next-generation Fc optimized immunomodulatory antibodies with improved function Harnessing our discovery antibody platforms to target pathways involved in inflammation, transplantation and auto-immunity Agenus R&D Day | Nov 19, 2015

Agenus R&D Day | Nov 19, 2015 CELL ADCC Example: Rituxan NK CELL & MACROPHAGE FcγRI FcγRIIA FcγRIIIA FcγRIIB Adapted from: Clynes et al., Nat. Med. 2000 Adapted from: Nimmerjahn and Ravetch NRI 2008 Two functionally distinct classes of Fcg receptors: activating and inhibitory

Optimizing next-generation monoclonal tumor targeted antibodies

Current industry focus

Affinity, epitope, pH dependent binding etc.



Fv
VH
CH1
VL
Fab
CH2
Fc
CH3

Half-life
Effector function (ADCC, ADCP, CDC) etc.

Rituximab *versus* Obinutuzumab
(IgG1 *vs* afucosylated IgG1)



Probability of Progression-free Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Stratified hazard ratio for progression or death with G-Clb, 0.39 (95% CI, 0.31–0.49)
P<0.001
CLL
G-Clb
R-Clb
15.2
26.7
0 3 6 9 12 15 18 21 24 27 30 33 36 39
Months

Goede et al., NEJM 2014

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Agenus R&D Day | Nov 19, 2015 47

Current version versus Fc optimized variants Internal data (unpublished) Anti-PD-1 Anti-CTLA-4 Agenus R&D Day | Nov 19, 2015 Next-generation immunomodulatory antibodies through optimization of the IgG framework

Exploring alternate pharmacology of immune checkpoint modulators



Antibody Discovery Platforms
Many Hits (100's+)
50+
Development Candidate(s)

Key Filters:	Examples:
Target binding	Recombinant proteins, cell lines (overexpressing, endogenous)
Species cross-reactivity	Human/NHP/rodent
Target selectivity	Related family members
CDR diversity from panning	Sequencing (NGS)
Blocking/non-blocking	Flow cytometry (cell lines), recombinant proteins (Luminex)
Custom Design - competition/affinity	Reference antibodies (Flow cytometry (EC50), affinity (BLI/SPR))
Functional evaluation	**Reporter gene assay(s)**
Mechanistic evaluation	**Primary human/NHP functional assays**
Developability assessment	Tm, pI, yield, aggregation, immunogenicity risk, PTM evaluation/stress test etc…

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Agenus R&D Day | Nov 19, 2015 49

Less Yang, More Yin Agenus R&D Day | Nov 19, 2015 Cancer, Infectious disease Inflammation, autoimmunity & transplantation Targeting co-stimulatory pathways CD28 CD80 CD86 CTLA-4 ICOS ICOS-L TCRα TCRβ PMCH OX40 OX40L LFA-3 CD2 LFA-1 ICAM Tuning in the reverse pharmacology of antibodies targeting the immune checkpoint landscape Adapted from: Ford et al., 2013

Targeting the pathogenic role of the OX40-OX40 ligand axis Agenus R&D Day | Nov 19, 2015 Role of T cell co-stimulatory pathways in autoimmunity and transplantation Example: OX40L-OX40 Interactions Anti-OX40 antagonist antibody Therapeutic opportunities: Transplant rejection, vasculitis, asthma, rheumatoid arthritis, dermatitis, inflammatory bowel disease, uveitis, lupus… Naive Effector Memory Activation CD28 OX40 Co-stimulation Memory Generation Clonal Expansion Effector Contraction Reactivation OX40 Co-stimulation Adapted from: Croft et al., 2003

Where to next… Identify and validate targets to combine with current portfolio Leverage positive and negative immune regulators to build integrated portfolio Aggressively pursue next-generation and first-in-class opportunities Expert research team and smart risk taking will drive innovation Optimal combination strategies… Agenus R&D Day | Nov 19, 2015 Adapted from: Pattabiraman DR et al., 2014

Next generation mAb discovery incorporating structure-based design Marc van Dijk, PhD CTO, 4-Antibody Dennis Underwood, PhD VP, Molecular and Information Systems Alex Duncan, PhD VP, Preclinical Development

Marc van Dijk, PhD Agenus R&D Day | Nov 19, 2015 Marc van Dijk is Chief Technology Officer of 4-Antibody, a subsidiary of Agenus Inc., where he developed Retrocyte display™, Agenus’ proprietary antibody discovery platform. Previously, he led the antibody discovery programs in the alliance with the Ludwig Institute of Cancer Research branch at Memorial Sloan Kettering Cancer Center, New York. He was Director of Applied Research at Innogenetics (now Fujirebio) and Vice President, Antibody Technology at Genmab. During Marc’s time at the European R&D facility of Medarex Inc., he served as a Principle Scientist. He was involved in the set up and management of partnerships with Immunex (now Amgen), and Roche, and served as project leader on numerous discovery projects including HuMax IL-15, HuMax-EGFr and Humax-CD20 (Arzerra™), 3 of Genmab’s drug candidates. Marc held a tenure track position in the Department of Immunology at the University Medical Center in Utrecht, and completed his postdoctoral fellowship in Molecular Biology at the University of California, San Diego. He obtained his PhD in Molecular Biology from Utrecht University in 1992.

Multiple, integrated antibody display and optimization technologies

Platform	Format	Key properties	Primary use
Phage Display IONTAS	 *ScFv* *F'Ab*	• Very high diversity • Rapid selection • Flexible screening conditions (pH, T°)	**Hit panel generation** **Epitope scouting** **Affinity improvement**
SECANT® **Yeast Display** Celexion	 *Full Length IgG*	• High diversity • Rapid soluble panels • Multi-parameter FACS Flexible engineering	**Target validation** **Format engineering**
Retrocyte Display™ (mammalian) 4-Antibody	 *Full Length IgG*	• Native folding/pairing • Rapid chain exchange • Multi-parameter FACS • "Well behaved" mAbs	**CMC optimization** **Sequence optimization**
HT-CHO agenus	 *Full Length IgG*	• High level expression • >20 Fc variant options • Mimics clinical format	**High-throughput production of FC-variants**

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Agenus R&D Day | Nov 19, 2015 55

✓ ✓ ✓ ✓ ✓ ✓ Agenus integrated antibody platform: horses for courses Hit Generation Lead Identification Lead Optimization Candidate Verification Pilot Scale Production* Target Validation Retrocyte Display™ (mammalian) 4-AB HT-CHO Internal Soluble mAbs * Subject to closing; expected December 2015 Agenus R&D Day | Nov 19, 2015 Phage Display Iontas Yeast Display SECANT®

Epitope coverage Binding affinity Throughput Scalability Drug–like properties Biological function Multiple platforms enable precise tuning of every desired property Iontas Phage Display HT-CHO Soluble mAbs SECANT® Yeast Display Agenus R&D Day | Nov 19, 2015 Retrocyte Display™ (mammalian)

SECANT® Yeast Display enables target validation and more Yeast Display (SECANT®) Display of full length IgG through biotin attachment Highlights >109 library diversity Multi-parameter FACS Selection Rapid soluble mAb panel generation Target validation Hit generation/Format engineering Target Validation Hit Generation Lead Identification Lead Optimization Candidate Selection Pilot Scale Production* Agenus R&D Day | Nov 19, 2015 * Subject to closing; expected December 2015

Phage Display provides maximal diversity for hit generation Agenus R&D Day | Nov 19, 2015 Phage Display (Iontas) ScFv or Fab format Highlights Very high diversity (>1010) ScFv or F’ab format Flexible selection conditions (pH, To) Hit panel generation Epitope scouting Affinity improvement j j Target Validation Hit Generation Lead Identification Lead Optimization Candidate Selection Pilot Scale Production* * Subject to closing; expected December 2015

Retrocyte Display™ Full length, fully human repertoire displayed on mouse pre-B cells 109 Antibody libraries Highlights Natural folding / pairing Rapid chain exchange Multi-parameter FACS Selection Well behaved mAbs CMC optimization Sequence optimization Target Validation Hit Generation Lead Identification Lead Optimization Candidate Selection Pilot Scale Production* Ig-a Ig-b Ig-a Ig-b Retrocyte Display™ uniquely suited to lead optimization * Subject to closing; expected December 2015 Agenus R&D Day | Nov 19, 2015

HT-CHO expands lead optimization to Fc selection Agenus R&D Day | Nov 19, 2015 HT-CHO Optimized proprietary High-Throughput mAb expression Fc-regions Seeking the optimal MOA >20 different Fc-options Rapid reconfiguration Target Validation Hit Generation Lead Identification Lead Optimization Candidate Selection Pilot Scale Production* * Subject to closing; expected December 2015

NGS and informatics integrate information across platform j Structural biology Lead Identification j Next Generation Sequencing Genomics and bioinfomatics workflow Millions of Ab equences Sample Raw NGS data NGS data process- ing Processed data Data Interpre-tation Interpreted data File size Can be TB size. Tab delimited text Document (report) Agenus R&D Day | Nov 19, 2015

Integrated platform provides speed, flexibility for antibody discovery

Lead Generation → Lead Optimization → **Drug Profiling** → IND Enabling → Exploratory Development → Confirmatory Development

Phage Display
IONTAS

SECANT®
Yeast Display
Celexion

Retrocyte Display™
4-Antibody

HT-CHO

Structure-Based Optimization

Duobody®
Genmab



Fv
VH
CH1
VL
Fab
CH2
Fc
CH3

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63

Dennis Underwood, PhD Dennis Underwood is Agenus Inc.’s Vice President of Molecular and Info Systems. Dennis brings over 30 years of industry experience in Big Pharma, biotech, and entrepreneurial start-ups as well as expertise in discovery informatics, computational science, and molecular design. He has experience building and leading R&D teams at Merck, DuPont Pharma, BMS and Infinity Pharmaceuticals. In addition, Dennis co-founded Praxeon, Inc., a web-based health care technology company dedicated to enhancing medical care using novel text-based technology. Dennis is passionate about the role structure plays in understanding complex biological systems, and opened up the application of structure and function in understanding GPCR signaling and pharmacology. The application of these ideas led to the identification of key GPCR agonists and antagonists for a large number of R&D programs. He also developed new approaches in structure-based design, data mining in chemistry, biology and text-mining and content discovery. He was a postdoctoral fellow from Cornell University, and received his PhD in Physical Organic Chemistry from the University of Adelaide. Agenus R&D Day | Nov 19, 2015

Informatics enables rational design of better drugs

~1980	~1985 – Today	Agenus – Future Direction
2D structure representations	3D structure from crystallography, computation	3D structure analysis of mAb/target complex
Early days of cheminformatics	***Structure-based drug design***	***Structure-based mAb optimization***




C-lobe
Exon 19 deletions
Thr790
Gly719
P-loop
Exon 20 insertions
Leu858
Leu861
Activation loop
N-lobe


Ag
mAb (CDRs)

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Agenus R&D Day | Nov 19, 2015 65

Topology is not a clear indicator of function – the protein fold assembles the biologically active elements. 3D structure is key to understanding function Agenus R&D Day | Nov 19, 2015

Enormous natural antibody diversity protects against myriad antigens Agenus R&D Day | Nov 19, 2015 Vary 6 residues at tip of each CDR loop (6x6 = 36 residues) Diversity space: 2036 = ~1047 possibilities → Too large to fully explore

Large, diverse libraries yield insights into structure and function Next Generation Sequencing Genomics and bioinfomatics workflow Millions of Ab sequences Sample Raw NGS data NGS data process- ing Processed data Data Interpre-tation Interpreted data File size Can be TB size. Tab delimited text Document (report) [YFHW]-[YFHW]-C-x-[DE]-x(1,20)-[RKH]-x-[YFHW]-G-x-G Structural and functional motifs Deep sequence mining Agenus R&D Day | Nov 19, 2015

Unique competitive advantage in antibody design and engineering



+



=

xxCAR
Cxx-loop-W
WVRQ
Cxx-loop-W

LSCAA-loop-WVRQ



structural

Structural +
Functional Motifs

+

YYCAR
xxYY
Rxx--loop
YWGxG
loop--xDYW
GxGxx
Rxx--loop--xDYW
Rxx--loop--xDYW
loop--xDYWGxGxx
xxYYRxx--loop

YYCARxx-loop-xDYWGxG

structural
structural

...YICGVGxTIxxQxVYVWGGG...

EDQN...
KHYWQN...
YFWLIA...



Structure Guided Libraries

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Agenus R&D Day | Nov 19, 2015 69

2HEY OX40L-OX40 CRD1 CRD2 CRD3 CRD4 Organizational complexity reflects biological function Agenus R&D Day | Nov 19, 2015 Immune interactions

Receptor-ligand organization runs in families – e.g., TNF-R family Agenus R&D Day | Nov 19, 2015 Representative class average 4-1BB / 4-1BBL complex TNF / TNFR complex OX40 / OX40L complex Won & Cho et al. 2010 J. Biol. Chem. Structure of the trimer of hu4-1BB Ligand …

Signaling requires micro-clusters at immune synapses – CTLA4 "daisy chaining"



TM
CTLA4
N
N
B7-1
TM



huCTLA4 (dimer)
huB7-1 (dimer)

3osk Xray - huCTLA4 (ECD dimer)
1i8l Xray - huCTLA4 (ECD monomer) huB7-1



B
Control
Anti-CTLA-4
CD86
CTLA-4
CD86
CTLA-4
CD86
CTLA-4
CD86
CTLA-4

Omar S. Qureshi *et al.* 2011 Science …cell-extrinsic function of CTLA-4

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Antibody epitope corresponds to predictions CTLA4:B7-1 interface – Predicted epitope is unique to CTLA4 Confirmed by HDx experiments Different from the CD28 epitope Agenus R&D Day | Nov 19, 2015 Fab CDRs Epitope Surface CTLA4 huB7-1 (dimer) CTLA4

Agenus R&D Day | Nov 19, 2015 Structural and computational tools are helping us build better mAbs Molecular understanding of antibody-antigen interactions enable us to selectively design and build differentiated antibodies with best-in-class potential.

Alex Duncan, PhD Alex Duncan is Vice President, Preclinical Development at Agenus Inc. He previously worked at Actigen where he was Managing Director and was responsible for several development project teams for immunomodulatory antibody compounds. Alex is a seasoned antibody research scientist and business leader with 20 years of experience leading antibody technology and R&D operations and has managed groups up to 350 employees. Formerly, he was Chief Scientific Officer and Head of R&D at Affitech A/S (Denmark) and a member of the Astra Zeneca Discovery senior management team where he served as Senior Vice President (SVP) Biopharmaceuticals and led the Cambridge UK Discovery site, previously Cambridge Antibody Technology (CAT). Prior to its acquisition by Astra Zeneca, Alex was SVP Drug Discovery at CAT, where he built a recognized world class antibody discovery capability. Technology developed by CAT was used to create adalimumab, the first fully human antibody blockbuster drug known commercially as Humira. He received his PhD in Molecular Immunology from the University of Cambridge, and held postdoctoral positions at the University of California San Diego. Agenus R&D Day | Nov 19, 2015

Developing immuno-modulating oncology drugs is ‘different’ Driven by Efficacy Development is faster Dosing lower Regimens shorter Combination studies earlier Faster development accelerates need for drug supply Agenus R&D Day | Nov 19, 2015

Lead Generation Lead Optimization Drug Profiling IND Enabling Early Development Registrational Development Pilot Scale Process Commercial Scale Process (~ 3 years) ~7 years Changes in mAb discovery and development Agenus R&D Day | Nov 19, 2015 MANY CLONES ONE CANDIDATE Early Dev Reg Dev ~3 years Then Now Commercial Scale Process (< 3 years) Lead Generation Lead Optimization Drug Profiling IND Enabling IND DNA NDA

What do we need to do to keep pace with clinical development? Agenus R&D Day | Nov 19, 2015 Commercial cell line/process at start of Phase III Qualification Runs Pilot scale with sub-optimal Process MANY CLONES ONE CANDIDATE “Best process for a given cell line” Manufacturability by antibody engineering Commercial cell line/process at start of phase I Manufacturability as screening condition FEWER CLONES MORE CANDIDATES “Best cell line for a given process” Qualification Runs Platform Process Then Now Agenus R&D Day | Nov 19, 2015

What are we doing to stay in front of the curve? Research Cell Bank Master Cell Bank Process Development Drug Substance “Fill-Finish” Drug Product Key Steps in GMP mAb Production Outsourced 7 weeks for clone generation 4 months to target cell line 24,000 sf Facility Disposable reactor technology ~2,000L Production scale → Transition team → Processes agenus West ( )* Agenus R&D Day | Nov 19, 2015 * Subject to closing; expected December 2015

XOMA facility acquisition* adds highly experienced team Establishment of product comparability (through different stages of production, transfer ) Working with / managing top tier CMOs CMC IND and BLA regulatory filings mAb Development, Characterization Experience GMP Manufacturing Experience (Phase 1 to Phase 3) Large Scale Tech Transfer Experience >30 antibody products manufactured 18 mAbs in clinic Fully integrated GMP capabilities <12 months from clone to bulk drug Technologies Processes Speed (3-8 mo faster than industry) Agenus R&D Day | Nov 19, 2015 * Subject to closing; expected December 2015

Flexibility: scheduling at facility fully under Agenus control Quality: full transparency, quality control; opportunity to innovate and optimize execution at facility Control: project re-prioritization at-will, no contractual delays at facility Speed: reduced time from development candidate to the clinic Savings: Significant cost reduction per project vs. CMOs → Better, faster, cheaper process increases likelihood of success Impact of forward integration: flexibility, quality, control, savings* Agenus R&D Day | Nov 19, 2015 * Acquisition of XOMA plant subject to closing; expected December 2015

Next Steps with Prophage™ in ndGBM John M. Goldberg, MD Medical Director

John M. Goldberg, MD Dr. John Goldberg has served as Medical Director of Agenus Inc. since July 2015. Most recently, John came from the University of Miami Miller School of Medicine, where he was Associate Professor of Clinical Pediatrics, and Director of the Pediatric Oncology Early Phase Clinical Trials Program at the Sylvester Comprehensive Cancer Center. He was also a member of the Steering Committee for Therapeutic Advances in Childhood Leukemia and Lymphoma, the executive committee of the Sunshine Project (both national Phase 1 groups), and was principal investigator for numerous clinical trials, including national, multi-center trials as well as immuno-oncology clinical trials in adults and children with brain tumors and sarcoma. John is a member of the Medical Advisory Board for the Sarcoma Foundation of America, and has presented widely on immuno-oncology and early phase Phase 1 clinical trials in children. Before Miami, he was an attending physician at the Dana-Farber Cancer Institute and Children’s Hospital Boston, where he also did his clinical fellowship. He holds an MD from the University of Massachusetts Medical School. Agenus R&D Day | Nov 19, 2015

Topics in focus Agenus R&D Day | Nov 19, 2015 Background on Prophage™ Effect of immunosuppression in ndGBM patients Development plans for Prophage

Immunity against cancer: the observations underpinning Agenus Adapted from Srivastava 2002 Ann. Rev. Immunol. 20:395 Requires immune system Requires T Cells & NK Cells Agenus R&D Day | Nov 19, 2015 Tumor A mass is resected and Tumor B is administered

Heat-shock Protein (HSP)-neoepitope complexes confer immunity



Tumor Cells
Protein fractions from tumors
Fractions tested *in vivo* in tumor rejection assays
HSP-containing fractions confer anti-cancer immunity
hsp70
hsp90
hsp110
gp96
grp170
CRT
Cellular Peptides
Chaperoning by HSPs
Mutated / Normal

- Abundant class of intracellular proteins
- Constantly sample intracellular proteome
- Sense and manage misfolded proteins
- Natural role in immune recognition of damaged cells, non-self antigens

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ProphageTM Ph 2 Trial in newly diagnosed Glioblastoma (ndGBM) Investigators: Orin Bloch and Andy T. Parsa, UCSF Brain Tumor Research Center Agenus R&D Day | Nov 19, 2015

Prophage™ – Phase 2 outcomes better than historic SOC



Comparison of Overall Survival (mOS) to Historical data
Probability of Overall Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
Months
Prophage + TMZ + Radiation
Radiation3,*
TMZ + Radiation
(historical)1,2 / Radiation (historical)1,2
mOS=23.8 months (GTR)3,*
mOS=14.6 months1; 18.8 (GTR)2
mOS=12.1 months1; 14.2 (GTR)2
Historical data

[1] Stupp *et al.* 2005
[2] Stupp *et al.* 2009
[3] Single arm, open-label, study
* Phase 2 Cohort is a representative sample of resectable GBM patients
Temozolimide (TMZ)

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Local immunosuppression mediated by PD-L1 in glioma (model) MACROPHAGE GLIOMA CELL CD8+ T-CELL Glioma cell releases cytokines, attracting macrophages Activated macrophages interact with CD8+ T-cells, including cell death via PD-L1/PD-1 interaction PD-L1 activated macrophages act as a defensive barrier against host immune system PD-L1 becomes over-expressed on macrophage cell surface Cytokines bind to receptors 2 1 3 4 5 Agenus R&D Day | Nov 19, 2015

Prolonged survival in less “immuno-suppressed” patients PD-L1more elevated : OS = 18 months PD-L1less elevated : OS = 45-47 months (follow-up continues) N=17 N=15 Overall Survival by Monocyte PD-L1 Expression Agenus R&D Day | Nov 19, 2015 Updated from Bloch et al. ASCO 2015

Prophage™ in ndGBM: Results stratified by initial PD-L1 expression on blood monocytes

Study	PFS (months)	mOS (months)
Historical data*	5.0 – 9.0	14.6 – 18.8
Prophage in ndGBM Single arm, open label Ph 2 n=46	17.8	23.8
Prophage in ndGBM More Elevated PD-L1 on PBMs n=15	11.6	18.0
Prophage in ndGBM Less Elevated PD-L1 on PBMs n=17	27.0	44.7

Stupp *et al.*, NEJM 2005 & LancetOnc 2009
Gilbert, NEJM 2013
Nabors *et al.*, NeuroOnc 2015
Stupp *et al.*, Lancet Onc 2014
Schuster *et al.*, NeuroOnc 2015

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Prophage™: Potential rapid development path*

Proposed well-controlled study in "less immuno-suppressed" ndGBM patients (less elevated PD-L1)

Endpoints: PFS, OS
120 patients



Patient entry
SOC: Surgery/RT/TMZ
Randomize
SOC + vaccine
vs.
SOC + placebo
Progression
PFS assessment 15-18 mos
Randomize
Physician Choice
vs.
PD-1
Follow up
Overall Survival 18-36 mos
Patient Enrollment
Survival FU
15-18 mos
18-36 mos

Proposed trial design pending regulatory feedback

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Prophage™ + PD-1/PD-L1 blockade in ndGBM

Combination studies between Prophage and PD-1 or PD-L1 blockers in patients with more elevated PD-L1 on PBMs:

- Increased immunosuppression mediated by glioma will be targeted specifically by inhibitors of the pathway
- Under active discussion
- Complements approach towards patients with less elevated PD-L1 on PBMs in ndGBM

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Prophage™ in ndGBM in 2015

- Shows improved PFS, OS

- Less elevated PD-L1 patients likely to benefit most
  - Targeted for study
  - Spending boundary linked to futility analysis ~$10 million

- Immunosuppression in PD-L1 more elevated patients suggests role for combination immunotherapy
  - Under active pursuit

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AutoSynVax™: Next Generation Vaccines Leveraging NGS and informatics to produce a new class of autologous vaccines John Castle, PhD Senior Director, Bioinformatics & Genomics

John Castle, PhD Agenus R&D Day | Nov 19, 2015 John Castle is the Senior Director of Bioinformatics of 4-Antibody, a subsidiary of Agenus Inc. After two years as a Research Scientist at MIT, he was appointed Associate Director at Rosetta Inpharmatics / Merck & Co. In 2009, he became Co-Director at the Biomarker Development Center of TRON, Translational Oncology at the University of Mainz, Germany. Additionally, he served as Director of Bioinformatics at BioNTech AG (DE). Dr. Castle seems to have a collector’s passion for publications, patents and awards. He has a profound expertise in biomarkers and therapy development using bioinformatics, computational immunology, biotechnology and genomics. Having built translational bioinformatics and genomics units focused on immunotherapies, John has helped initiate immunotherapy trials in melanoma, glioblastoma, and triple negative breast cancer. Dr. Castle studied Physics at Rice University (US), in Göttingen (DE) and in Canberra (Fulbright to AUS) and received a PhD in Geophysics from the University of Washington in Seattle.

Prophage™ AutoSynVax™ Synthesize fully recombinant vaccines Prepare vaccine from patient tumor material Agenus R&D Day | Nov 19, 2015 AutoSynVax™ designed to extend what is achieved with Prophage™ Patient’s tumor Limited in quantity Unlimited quantities of vaccine

Agenus synthetic cancer vaccines to capture *patient-specific* mutations

AutoSynVax™ Concept

- Autologous cancer vaccine that recapitulates the benefits of Prophage™ when tumor material is insufficient for standard Prophage™
- Exploits the Phase 2-validated HerpV rHSP70 platform using synthetic tumor peptide loading



Patient's Minimal Tumor Sample
Tumor
Genome
Predicted
Antigens
Fully Synthetic,
Recombinant
HSP Autologous
Vaccine Assembly
Individualized Vaccine

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Agenus is uniquely positioned for synthetic cancer vaccines Agenus R&D Day | Nov 19, 2015 Right targets Right format Right infrastructure AutoSynVax™ Concept Autologous cancer vaccine that recapitulates the benefits of ProphageTM when tumor material is insufficient for standard ProphageTM Exploits the Phase 2-validated HerpV rHSP70 platform using synthetic tumor peptide loading

Agenus R&D Day | Nov 19, 2015 The Prophage™ approach can be expanded to produce individualized cancer vaccines starting from INDIVIDUAL tumor genetic information Tumors harbor a unique set of genetic mutations, some of which can result in mutant proteins Tumor cells naturally degrade these mutant proteins, to produce mutant peptides HSPs shuttle mutant peptides to sites where they are recognized by the immune system (MHC) Humans and tumors are unique

Agenus R&D Day | Nov 19, 2015 The cost of genome sequencing continues to drop Forbes Magazine 2010 Unprecedented opportunity for personalized and individualized medicine 100,000.00 10,000.00 1,000.00 100.00 10.00 1.00 0.10 0.01 0.001 1990 2001 2007 2009 2012 13 years ~$3,000,000,000 <2 weeks ~$3,000 Cost per Human Genome Today 1 week turnaround ~$3,000 Sequencing of tumor genomes is increasingly common $M

Agenus R&D Day | Nov 19, 2015 PJ Stephens et al. Nature, (2012) Recurring tumor mutations Patient-unique tumor mutations Genes Occurrence of mutations across 100 individual breast cancer tumors Patient tumors We can now determine the complete tumor mutation burden Point mutations in red; copy number changes in blue

Mutated proteins Median per tumor Agenus, analysis of TCGA tumor profiles 10 500 Over 98% of mutations are unique to individual tumors Tumors typically contain 10-500 protein changing mutations Agenus R&D Day | Nov 19, 2015

A small fraction of these mutations are immunologically significant Various carcinogens (sun, smoke, gamma rays, etc.) produce stochastic mutations (<0.03% of genome) A fraction of these produce potential T cell neo-epitopes – potential basis for immune rejection (1-20+) A handful hit growth-related genes, driving malignancy (5-10) Approximately 1% of mutations produce mutant proteins Agenus R&D Day | Nov 19, 2015

T cells destroy tumor cells displaying non-self neo-antigens Agenus R&D Day | Nov 19, 2015 Granules with perforins and granzymes Cell death by apoptosis

Connecting genetic mutations to recognized neo-epitopes is key Agenus R&D Day | Nov 19, 2015 Genetic mutations N ~1,000 Mutant peptide recognized by immune system N ~10 Peptide MHC Antigen prediction know-how & technology DNA

Leadership in the identification of immunogenic neo-epitopes Agenus R&D Day | Nov 19, 2015 MUT peptide binds stronger MUT and WT peptides bind equally WT peptide binds stronger True DNA mutation Not in subclonocal population Transcribed to RNA Translated to protein Processed by proteasomes Transported to the ER Loaded onto MHCs (must fit) Transported to the cell surface Stay on patient’s MHCs Be sufficiently “non-self” Be recognized by a TCR that has not been deleted or tolerized

Individualized cancer vaccine: preclinical proof of concept Sequence whole tumor genome B16 melanoma: 563 expressed missense mutations Predict and confirm peptide mutations 50 of 50 confirmed Immunize with mutant peptides Monitor response Confirm immune and clinical response ELISPOT Wild type & mutated Tumor Challenge C57BL/6 (DNA) B16 Melanoma 16 of 50 mutations immunogenic 40% mice survive Exploiting the Mutanome for Tumor Vaccination J. C. Castle et al., 2012 Agenus R&D Day | Nov 19, 2015

A. Mutation identification C. Mutation immunological characterization B. Mutation functional characterization Patient-specific Candidates In silico neo-epitope annotator Ranked mutation-containing peptides Germline DNA Tumor DNA & RNA NGS data processing Expressed somatic mutations Molecular impact Clinical impact Functional impact Annotated mutation list Expressed somatic mutations Agenus Immunogenic Mutation (AIM) platform identifies neo-epitopes Non-synonymous expressed mutations HLA type Agenus R&D Day | Nov 19, 2015

GBM PATIENT 123 GBM PATIENT 124 HLA types HLA-A*02:01 HLA-A*29:02 HLA-B*35:03 HLA-B*44:03 HLA-C*16:01 HLA types HLA-A*01:01 HLA-A*68:01 HLA-B*37:01 HLA-B*51:01 HLA-C*06:02 HLA-C*15:02 Mutations 101 protein mutations 50 expressed 23 HLA presented (immunogenetic) Mutations 127 protein mutations 50 expressed 27 HLA presented (immunogenetic) Agenus R&D Day | Nov 19, 2015 Platform demonstrations with clinical samples

AIM outputs a blueprint of neo-epitope peptides for GMP production Agenus R&D Day | Nov 19, 2015 Patient 123 vaccine blueprint Sequences obscured for privacy Mutation & epitope 1ARNDCQEGHILKMFPSTWYVARNDCQEGHIL 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 …

Accuracy AIM v0.8 (Q1, 2015): platform as per Castle et al., 2012 AIM v0.9 (Q2, 2015): incorporation of class II binding AIM v1.0 (Q3, 2015): improved mutation prioritization AIM v1.1 (Q4, 2015): performance updates for IND In-house immunology & bioinformatics team for continual optimization Speed improvements AIM platform improvements Agenus R&D Day | Nov 19, 2015 NGS 8 weeks Bioinformatics 2 weeks Bioinformatics NGS 2 weeks 1 week 10 weeks 3 weeks January 2015 December 2015

Putting AutoSynVax™ into patients Agenus R&D Day | Nov 19, 2015 We address the individuality Logistics NGS and high-performance computing infrastructure Rules for target identification Combine with QS21 and checkpoint antibodies

viii.Wrap-up ix.Q&A